UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

BTCS Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	90-1096644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 N Moore St, Suite 700 Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Over the course of July 13, 2016 through July 20, 2016, BTCS Inc. (the “Company”) issued a total of 335,987,698 shares of the Company’s common stock (the “Common Stock”) for: i) the conversion of $156,796 of principal and accrued interest on the Senior Secured Convertible Notes issued December 16, 2015 (the “Notes”), and ii) the exercise of warrants. The issuances were exempt from registration pursuant to Rule 506 under Regulation D, the investors are sophisticated and familiar with our operations, and there was no solicitation in connection with the issuances. The dates of the issuances and the numbers of shares issued are as follows:

	Issued
Date	Note Conversions	Warrant Exercises	Total
July 13, 2016	41,857,162	11,153,844	53,011,006
July 14, 2016	73,745,678	36,257,966	110,003,644
July 15, 2016	51,569,878	0	51,569,878
July 18, 2016	53,571,427	0	53,571,427
July 19, 2016	44,240,476	0	44,240,476
July 20, 2016	23,591,267	0	23,591,267
Total Issued Shares	288,575,888	47,411,810	335,987,698

None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved. No registration rights were granted to any of the purchasers. Following these issuances, there were 846,447,364 shares of our Common Stock issued and outstanding.

As a result of the Note conversions, the Company became obligated to issue, subject to certain limitations, the following additional securities: (i) 6,524,866,433 shares of Common Stock pursuant to “favored nations” provisions in certain common stockholder subscription agreements which includes those anti-dilution shares of Common Stock previously disclosed; and (ii) warrants to purchase 10,264,097,638 shares of Common Stock pursuant to “favored nations” provisions in certain common stockholder subscription agreements which includes those anti-dilution warrants previously disclosed. These figures do not reflect additional warrants to purchase Common Stock issuable to certain investors pursuant to the terms of the warrants issued on December 16, 2016 which includes those anti-dilution warrants previously disclosed. The Company must also lower the conversion price of the Company’s outstanding junior and senior convertible notes to $0.00042. The Company does not currently have sufficient authorized and unreserved shares to fulfill its obligations with respect to the issuance of new shares of Common Stock. While no assurances can be made, the Company intends to seek shareholder approval to adjust the Company’s capitalization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BTCS INC.

Dated: July 20, 2016	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer